UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    November  12, 2004
                                                ______________________________


                    Community Investors Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



         Ohio                        0-25470                34-1779309
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)    (IRS Employer
of incorporation)                                        Identification No.)


119 South Sandusky Avenue, Bucyrus, Ohio                      44820
______________________________________________________________________________
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code   (419) 562-7055
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On November 12, 2004, Community Investors Bancorp, Inc. issued a press release announcing its results of operations for the quarter ended September 30, 2004. A copy of the press release is included as Exhibit 99 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     ----------          -----------

     99                  Press Release, dated November 12, 2004
























                                    2


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        COMMUNITY INVESTORS BANCORP, INC.


                        By:  /s/ Thomas G. Kalb
                             -----------------------------------
                             Name:  Thomas G. Kalb
                             Title: Vice President and Chief Financial Officer

Date:  November 16, 2004